UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2020

Date of reporting period:  March 31, 2020

Item 1. Report to Stockholders.

Ticker:  C S C A X     Cusip:  5 6 1 6 6 Y 8 7 5

Cove Street Capital
Small Cap Value Fund

Semi-Annual Report

March 31st    2 0 2 0

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.covestreetfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-497-0097 or by sending an e-mail request to mtynan@covestreetcapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-497-0097 or send an e-mail request to mtynan@covestreetcapital.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

www.CoveStreetFunds.com
866-497-0097

March 31, 2020

C S C A X

Cove Street Capital Small Cap Value Fund
Semi-Annual Report 2020

Table of
Contents

C S C A X

Letter to Shareholders	4

Performance	7

Expense Example	8

Holdings Presentation	9

Schedule of Investments	10

Financial Statements	12

Financial Highlights	15

Notes to Financials	16

Additional Information	22

www.CoveStreetFunds.com
866-497-0097

Semi-Annual Report 2020 - CSCAX
Cove Street Capital Small Cap Value Fund	Letter to Shareholders
(UNAUDITED)

Dear Fellow Shareholders

This is obviously a difficult letter to write for a number of reasons—one being the awkward timing of a mandated 6-month retrospective wherein one quarter “destroyed” the other—but most importantly, the amount of other people’s money “lost” in the shortest time period of your portfolio manager’s 36-year career. I put quotes on “lost” because there is a world of difference between “we have been marked-to-market to a world class panicked market” and “we have permanently lost your capital.” Timing aside, most of what we are staring dumbly at represents the former and not the latter. But it doesn’t feel any less painful or embarrassing as of this writing.

I am only going to use the word “unprecedented” once because it is trotted out at every market inflection point, and after a few decades of seeing new and unprecedented things, you begin to once again appreciate the old bag of a saying, “the future will always be uncertain.” Asset markets in general were expensive prior to the advent of COVID-19, and expensive markets tend to get knocked off their pedestal by something “unprecedented.” What aggravates and disappoints the investment team here at Cove Street is that what was expensive in many cases has stayed expensive and what was inexpensive—small cap value and what we owned—became even cheaper. Cash and gold were the only real sources of shelter and neither are long-term holdings for us.

We are going to skip the “top 5 and bottom 5” analysis we usually do because in general the shellacking was thorough and broad enough to make the exercise useless in explaining the past. We owned small cap stocks and in the short-run they went down. Aggravating factors in the short-term—dynamics that are actually positive factors in the long-term—include: the disappearance of the sell-side in both coverage and market making capability; the mass movement in recent years into passive vehicles which crushes “curation” in both up and now down markets; and the consolidation of firms on our side of the table, a state of the world that has the effect of nudging “small cap” investment up the capitalization spectrum. Great points for starting an investment today—much less so 6 weeks ago. Instead our focus will be on 5 things we think are important for our investors—and we will tell you how our decision making is working and what we have actually done in the portfolio.

1 The first item is that Cove Street Capital is 100% in business and working well in a dispersed fashion. Maybe a little too well. Your portfolio manager lives close to the office and is in every day...alone...which seems to be doing wonders for a marriage about to turn 30. Our firm inherited and built upon an operational and compliance infrastructure that punches WELL above our asset level. It is tested annually firm-wide, and I am proud to say on behalf of non-investment team Cove Street, we haven’t missed a beat.

2 Secondly, there is a huge difference between an analysis of “risk”  versus “uncertainty.” Paraphrasing a variety of decision-making research, “risk” involves unknown outcomes, but the probability distribution governing that outcome is known. Uncertainty, on the other hand, is characterized by both an unknown outcome and an unknown probability distribution. The latter is what we are dealing with and it just punishes markets and is legitimately emotional. As always, how well you compartmentalize your emotions and avoid eviscerating long-standing investment principle and process is a noteworthy endeavor.

The key variable in that equation is clearly “for how long?” Our viewpoint is simply that this will inevitably be over, a statement that is not as overtly helpless as it seems. If we view

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Semi-Annual Report 2020 - CSCAX
Letter to Shareholders - continued	Cove Street Capital Small Cap Value Fund
(UNAUDITED)

the world through a tidy and invisible discounted cash flow calculator, “canceling 2020” lowers the present value of what is being judged, but for those entities that make it through, the discounting mechanism and risk analysis will resume, the canceled year of 2020 will drop off, and “we” and “our portfolio” will resume a semblance of proper valuation and growth. It just happens.

What is crucial is that, for better or for worse, there is a near-term playbook for the “uncertainty” factor (2009) as central banks across the globe are working on the “plumbing” of financial systems. While this is not the space or time to argue Hayek versus Sanders, or to introduce the elephant in the room of the cost/benefit analysis for humanity, the fact is that the liquidity of the system’s plumbing appears to be moving from none to some, and that is a start. The rest will simply be solved by the passage of time with all its variables, both innate to the COVID virus and associated with the luck and capacity of our elected officials to manage human reaction. One of those really scares us.

You don’t need us to “track” the virus for you: there are plenty of scientific and statistical sources of information that are tracking and speculating on the progression of the numbers. Different countries are experimenting with different versions of virus management and all remain experiments to date—with viewpoints differing on health, economic pain, and politics changing daily.

3 This brings us to the third point. You have to be there when things turn. That statement applies both to being mostly invested per your long-term plan, and to the actual businesses we own.

Stocks will begin to recover long before the pandemic is on the wane as bottoms are made not on a plethora of good news, but on less awful bad news. Being there when things turn is crucial for investing any size in small cap, as one of the crucial return factors that favors small cap investing is being able to take advantage of others’ fear of potential illiquidity. When the tide turns, the liquidity pool in which to make good investments dries up completely. It is exactly now that is ideal for us and new investments, subject to all the compliance rules that the industry can throw at us.

4 All of which relates to our 4th point: Here is what we have been doing. Our playbook for “crisis” has developed over any number of equally unpleasant environments across 4 decades. The first play is “some movement.” It is human nature to freeze when there is so much to absorb and so much to look at and do. Think of an impossibly long task list on your desk, or staring at the cold medicine aisle in the supermarket. (Before it was cleaned out.) You have to chip away at the mental blockage, and for us it’s an ingrained, three-part process: make what could be a bad sale; reorient capital into what you think are the best buys within the portfolio; and add something new that has been on your wish list for years. We have executed and continue to execute on this plan and the portfolio reflects it.

5 Finally, we will close with our 5th point. We are living week-to-week on some things (like everyone else in the world), but in many things we are not. Good investing is not rapidly buzzing around the lightbulb like a swarm of gnats worrying about the next three months. As the yoga class teaches, it helps to slow down the breath and pace and think longer and slower than many around you. While industries and events and geo-politics are always changing, we have seen little evidence over history that “people” really change behavior. People do crazy things in euphoria, crawl into self-inflicted holes in a panic, and then swear not to do it again. People want to “signal” via cars, handbags, and houses—or tattoos, ripped jeans, organic supermarket bags, and Priuses. We humans want to be social, we want to travel, we want wonderful things for our kids and friends. And if anything, we are coiling like a spring to return to some semblance of “normal.” This too shall pass.

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Semi-Annual Report 2020 - CSCAX
Cove Street Capital Small Cap Value Fund	Letter to Shareholders - continued
(UNAUDITED)

Proper investment timing is only knowable in hindsight but we are quite confident that valuation tells us a lot about the future returns of our holdings. If we can do a decent job on valuation and business analysis, then we can properly anchor to the idea that “past pain” creates the opportunity for superior upside, just as great past returns sap the future from the investor. While this is always hard to write, say, and read, the current environment is a terrific starting point for future returns.

We thank you for your continued partnership and wish you well out there.

Best Regards,

Jeffrey Bronchick, CFA
Principal, Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

Quotational risk is the potential for gains or losses based upon volatility in the trading price of a security, which in the near-term do not reflect fluctuations in the intrinsic value of the security’s interest in the underlying assets but are the manifestation of other dynamics in the market. Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC.

C S C A X

Semi-Annual Report 2020 - CSCAX
Institutional Class Performance	Cove Street Capital Small Cap Value Fund
(UNAUDITED)

Rates of Return (%) as of March 31, 2020

Value of $10,000 Investment as of March 31, 2020
(1)
The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

(2)
The Russell 2000 Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000 Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.

(3)
The Russell 2000 Value Index measures the performance of the small-cap value segment of U.S. equity securities. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Returns for periods greater than one year are annualized.

Past performance does not guarantee future results. Graph and table do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of fund shares.

C S C A X

Semi-Annual Report 2020 - CSCAX
Cove Street Capital Small Cap Value Fund	Expense Example
March 31, 2020 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, broker commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2019 – March 31, 2020).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	BEGINNING ACCOUNT VALUE (10/1/19)	ENDING ACCOUNT VALUE (3/31/20)	EXPENSES PAID DURING PERIOD 10/1/19 to 3/31/20(1)

Institutional Class Actual (2)	$1,000.00	$652.80	$4.83

Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.91

(1)
Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.17%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended March 31, 2020 of -34.72%.

C S C A X

Semi-Annual Report 2020 - CSCAX
Holdings Presentation	Cove Street Capital Small Cap Value Fund
March 31, 2020 (UNAUDITED)

Sector Allocation⁽¹⁾ (% of net assets) as of March 31, 2020

Top 10 Equity Holdings⁽¹⁾ (% of net assets) as of March 31, 2020

(1)  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

C S C A X

Semi-Annual Report 2020 - CSCAX
Cove Street Capital Small Cap Value Fund	Schedule of Investments
March 31, 2020 (UNAUDITED)

	Shares	Value
COMMON STOCKS - 93.6%

Consumer Discretionary - 11.2%
Apex Global Brands, Inc. *(a)	78,989	$27,536
Apex Global Brands, Inc. *	237,143	99,600
Cinemark Holdings, Inc.	136,800	1,393,992
E.W. Scripps, Class A	460,000	3,468,400
Liberty TripAdvisor Holdings, Inc. *	467,600	841,680
Six Flags Entertainment Corp.	144,100	1,807,014
Skechers U.S.A., Inc. *	38,200	906,868
TEGNA	88,100	956,766
		9,501,856
Consumer Staples - 3.3%
Spectrum Brands Holdings	76,400	2,778,668

Financial Services - 3.4%
INTL FCStone *	80,000	2,900,800

Health Care - 10.6%
Avanos Medical, Inc. *	140,000	3,770,200
Capital Senior Living Corp. *(b)	696,059	403,714
Patterson Companies	123,900	1,894,431
Phibro Animal Health Corp.	120,000	2,900,400
		8,968,745
Materials & Processing - 20.6%
Acuity Brands, Inc.	23,400	2,004,444
American Vanguard	84,282	1,218,718
Axalta Coating Systems Ltd. *	221,400	3,823,578
Compass Minerals International	130,500	5,020,335
GCP Applied Technologies, Inc. *	100,000	1,780,000
Mueller Water Products, Inc.	130,000	1,041,300
UFP Technologies *	66,429	2,530,280
		17,418,655
Producer Durables - 23.6%
Colfax *	200,000	3,960,000
CSW Industrials	15,000	972,750
Donaldson, Inc.	26,400	1,019,832
Enerpac Tool Group Corp.	50,000	827,500
GP Strategies *(b)	460,175	2,995,739
Heritage-Crystal Clean *	139,600	2,267,104
Macquarie Infrastructure	170,000	4,292,500
Sensata Technologies Holding Plc *	50,000	1,446,500
Standex International Corp.	44,842	2,198,155
		19,980,080

See Notes to Financial Statements

C S C A X

Semi-Annual Report 2020 - CSCAX
Schedule of Investments - continued	Cove Street Capital Small Cap Value Fund
March 31, 2020 (UNAUDITED)

COMMON STOCKS - 93.6% (continued)	Shares	Value

Technology - 20.9%
Avid Technology *	359,375	$2,418,594
CommVault Systems, Inc. *	65,000	2,631,200
Great Elm Capital Group *	900,000	1,674,000
Millicom International Cellular	150,000	4,260,000
ViaSat *	140,000	5,028,800
Yelp, Inc. *	94,300	1,700,229
		17,712,823
Total Common Stocks (Cost $108,650,573)		79,261,627

SUBORDINATED NOTES - 4.4%	Par

Consumer Discretionary - 4.4%
Apex Global Brands, Inc.
10.75%, (3-month LIBOR + 8.75%, minimum of 10.75%), 11/02/2021 (c) (d)
Total Subordinated Notes (Cost $4,967,044)	$5,142,857	3,702,857

WARRANTS - 0.0%	Shares

Consumer Discretionary - 0.0%
Apex Global Brands, Inc. (Expires 08/11/24, Exercise Price $12.66) * (c)	19,747	–
Apex Global Brands, Inc. (Expires 12/07/24, Exercise Price $6.75) * (c)	59,259	–
Total Warrants (Cost $446,040)		–

SHORT-TERM INVESTMENT - 2.0%
The Government TaxAdvantage Portfolio, Institutional Class, 0.63% ^
Total Short-Term Investment (Cost $1,683,577)	1,683,577	1,683,577

Total Investments - 100.0% (Cost $115,747,234)		84,648,061
Other Assets and Liabilities, Net - 0.0%		37,980
Total Net Assets - 100.0%		$84,686,041

*	Non-income producing security.

(a)
Security is restricted from resale and considered illiquid. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value $27,536, which represents 0.0% of net assets. See Notes 2 and 3 in Notes to Financial Statements.

(b)	Security is considered illiquid by an independent pricing service and is categorized in Level 1 of the fair value hierarchy. These Level 1 illiquid securities have a total fair value of $3,399,453, which represents 4.0% of net assets. See Notes 2 and 3 in Notes to Financials Statements.

(c)
Security is considered illiquid and is categorized in Level 2 of the fair value hierarchy. These Level 2 illiquid securities have a total fair value of $3,702,857, which represents 4.4% of net assets. See Notes 2 and 3 in Notes to Financials Statements.

(d)	Variable rate security. The rate shown is the rate in effect as of March 31, 2020.

^	The rate of shown is the annualized seven day effective yield as of March 31, 2020.

See Notes to Financial Statements

C S C A X

Semi-Annual Report 2020 - CSCAX
Cove Street Capital Small Cap Value Fund	Statement of Assets and Liabilities
March 31, 2020 (UNAUDITED)

ASSETS:
Investments, at value (Cost: $115,747,234)	$84,648,061
Receivable for investment securities sold	1,092,758
Receivable for capital shares sold	65,286
Dividends and interest receivable	51,598
Prepaid expenses	15,347
Total assets	85,873,050

LIABILITIES:
Payable for investment securities purchased	938,697
Payable for capital shares redeemed	59,157
Payable to investment adviser	67,470
Payable for fund administration & accounting fees	22,289
Payable for compliance fees	3,951
Payable for custody fees	2,568
Payable for transfer agent fees & expenses	44,911
Payable for trustee fees	2,836
Accrued expenses	45,130
Total liabilities	1,187,009

NET ASSETS	$84,686,041

NET ASSETS CONSIST OF:
Paid-in capital	$116,921,675
Total distributable earnings	(32,235,634)
Net Assets	$84,686,041

Shares issued and outstanding (1)	3,745,397
Net asset value, redemption price and offering price per share (2)	$22.61

(1)	Unlimited shares authorized without par value.

(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to Financial Statements

C S C A X

Semi-Annual Report 2020 - CSCAX
Statement of Operations	Cove Street Capital Small Cap Value Fund
For the Period Ended March 31, 2020 (UNAUDITED)

INVESTMENT INCOME:
Dividend income	$1,121,726
Less: Foreign taxes withheld	(24,195)
Interest income	377,198
Total investment income	1,474,729

EXPENSES:
Investment adviser fees (See Note 4)	523,875
Transfer agent fees & expenses (See Note 4)	72,385
Fund administration & accounting fees (See Note 4)	42,113
Postage & printing fees	16,155
Federal & state registration fees	13,099
Audit fees	10,059
Custody fees (See note 4)	7,626
Compliance fees (See note 4)	7,320
Trustee fees	7,136
Legal fees	5,454
Insurance	915
Other	16,950
Total expenses before waiver	723,087
Less: waiver from investment adviser (See Note 4)	(441)
Net expenses	722,646

NET INVESTMENT INCOME	752,083

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(958,282)
Net change in unrealized appreciation/depreciation on investments	(42,946,927)
Net realized and unrealized loss on investments	(43,905,209)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(43,153,126)

See Notes to Financial Statements

C S C A X

Semi-Annual Report 2020 - CSCAX
Cove Street Capital Small Cap Value Fund	Statement of Changes in Net Assets
March 31, 2020 (UNAUDITED)

	Six Months Ended March 31, 2020	Year Ended September 30, 2019
	(Unaudited)
OPERATIONS:

Net investment income	$752,083	$844,641
Net realized loss on investments	(958,282)	(765,277)
Net change in unrealized appreciation/depreciation on investments	(42,946,927)	(6,982,211)
Net decrease in net assets from operations	(43,153,126)	(6,902,847)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	20,262,651	16,061,993
Proceeds from reinvestments of distributions	872,969	3,432,948
Payments for shares redeemed	(13,745,889)	(35,570,654)
Redemption fees	511	1,656
Increase (decrease) in net assets resulting from capital share transactions	7,390,242	(16,074,057)

DISTRIBUTIONS TO SHAREHOLDERS:	(995,461)	(3,973,004)

TOTAL DECREASE IN NET ASSETS	(36,758,345)	(26,949,908)

NET ASSETS:
Beginning of period	121,444,386	148,394,294
End of period	$84,686,041	$121,444,386

See Notes to Financial Statements

C S C A X

Semi-Annual Report 2020 - CSCAX
Financial Highlights	Cove Street Capital Small Cap Value Fund
(for a Fund Share Outstanding Throughout the Years)

	Six Months Ended	Year Ended
	March 31,	September 30,
	2020	2019	2018	2017	2016		2015
	(unaudited)
PER SHARE DATA:

Net asset value, beginning of period	$34.89	$37.51	$36.49	$34.21	$31.66		$35.53

Investment operations:
Net investment income (loss)	0.20	0.24	(0.04)	(0.18)	(0.15	)(1)	(0.21	)(1)
Net realized and unrealized gain (loss) on investments	(12.20)	(1.84)	2.10	2.92	4.33		0.20
Total from investment operations	(12.00)	(1.60)	2.06	2.74	4.18		(0.01)

Less distributions:
From net investment income	(0.28)	–	–	–	–		–
From net realized gains	–	(1.02)	(1.04)	(0.46)	(1.63)		(3.86)
Total distributions	(0.28)	(1.02)	(1.04)	(0.46)	(1.63)		(3.86)
Paid-in capital from redemption fees	– (2)	– (2)	– (2)	– (2)	–	(2)	–	(2)

Net asset value, end of period	$22.61	$34.89	$37.51	$36.49	$34.21		$31.66

TOTAL RETURN(3)	-34.72%	-4.26%	5.92%	8.17%	13.63%		-0.57%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$84.7	$121.4	$148.4	$147.4	$119.7		$18.4

Ratio of expenses to average net assets:
Before expense waiver/recoupment(4)	1.17%	1.22%	1.16%	1.20%	1.38%		1.41%
After expense waiver/recoupment(4)	1.17%	1.23%	1.16%	1.20%	1.22%		1.40%

Ratio of net investment income (loss) to average net assets:
After expense waiver/recoupment(4)	1.22%	0.65%	(0.11)%	(0.59)%	(0.45)%		(0.63)%

Portfolio turnover rate(3)	30%	53%	59%	48%	85%		107%

(1)	Per share amounts are calculated using the average shares outstanding method.

(2) (3) (4)	Amount per share is less than $0.01. Not annualized for periods less than one year. Annualized for periods less than one year. See Notes to the Financial Statements.

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Semi-Annual Report 2020 - CSCAX
Cove Street Capital Small Cap Value Fund	Notes to Financial Statements
March 31, 2020 (UNAUDITED)

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on September 30, 1998 and currently offers Institutional Class shares. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the period ended March 31, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended March 31, 2020, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended March 31, 2020, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the year ended September 30, 2016.

Security Transactions, Income, and Distributions - The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

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Notes to Financial Statements - continued	Cove Street Capital Small Cap Value Fund
March 31, 2020 (UNAUDITED)

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value. At March 31, 2020, the Fund had investments in illiquid securities with a total value of $7,129,846 or 8.4% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares/Par	Dates Acquired	Cost Basis
Apex Global Brands Notes	$5,142,857	8/2018	$4,967,044
Apex Global Brands	78,989	8/2017	$828,794
Apex Global Brands Warrant (08/11/24)	19,747	8/2017	$171,206
Apex Global Brands Warrant (12/07/24)	59,259	12/2017	$274,835
Capital Senior Living Corp	696,059	May 2019 to Feb. 2020	$2,852,449
GP Strategies	460,175	Jan. 2010 to Feb. 2020	$6,083,241

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  To the extent these securities are actively traded and valuation

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Cove Street Capital Small Cap Value Fund	Notes to Financial Statements - continued
March 31, 2020 (UNAUDITED)

adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices, or last trade is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Debt Securities – Convertible bonds and subordinated notes held by the Fund are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. These bonds and notes are categorized in Level 2 of the fair value hierarchy. Due to market data not being readily available, the subordinated notes may be valued using an income approach, as approved by the Board.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume, liquidity, and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$79,234,091	$-	$27,536	$79,261,627
Subordinated Notes	-	3,702,857	-	3,702,857
Warrants	-	-	-	-
Short-Term Investment	1,683,577	-	-	1,683,577
Total Investments in Securities	$80,917,668	$3,702,857	$27,536	$84,648,061

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of September 30, 2019	$96,375
Accrued discounts/premiums	-
Realized losses	-
Change in net unrealized appreciation/depreciation	(68,839)
Net sales	-
Transfers into and/or out of Level 3	-
Balance as of March 31, 2020	$27,536
Change in unrealized appreciation/depreciation during the year for Level 3 investments held at March 31, 2020	$(68,839)

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Notes to Financial Statements - continued	Cove Street Capital Small Cap Value Fund
March 31, 2020 (UNAUDITED)

The Level 3 investments as of March 31, 2020, represented 0.0% of the Fund’s net assets. Refer to the Schedule of Investments for further information on the classification of investments.

The following provides information regarding the valuation technique, unobservable input used, and other information related to the fair value of the Level 3 investment as of March 31, 2020:

Security Type	Fair Value as of March 31, 2020	Valuation Technique	Unobservable Input	Range/Weighted Average
Common Stocks	$27,536	Consensus Pricing	Discount for lack of marketability	17%

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cove Street Capital, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund's average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% of the average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board. As of March 31, 2020, the Fund had $441 in waived fees subject to potential recovery.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2020, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor was an affiliate of the Administrator during the period covered in this report. See Note 9 for additional details.

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Semi-Annual Report 2020 - CSCAX
Cove Street Capital Small Cap Value Fund	Notes to Financial Statements - continued
March 31, 2020 (UNAUDITED)

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

TRANSACTIONS IN SHARES:	For the Six Months Ended March 31, 2020	For the Year Ended September 30, 2019
Institutional Class:
Shares sold	705,558	470,738
Shares issued to holders in reinvestment of distributions	23,205	99,189
Shares redeemed	(464,640)	(1,044,331)
Net increase (decrease) in shares outstanding	264,123	(474,404)

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding Short-Term investments, by the Fund for the period ended March 31, 2020, were as follows:

	Purchases	Sales
U.S. Government Securities	$-	$-
Other Securities	$45,331,012	$34,305,221

7.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2019, the Fund’s most recently completed fiscal year-end were as follows:

Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net Appreciation	Federal Income Tax Cost
$17,325,180	$(5,477,426)	$11,847,754	$109,458,238

Any difference between book-basis and tax-basis unrealized appreciation would be attributable primarily to the tax deferral of losses on wash sales in the Fund.

At September 30, 2019, the Fund’s components of distributable earnings on a tax-basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Other Accumulated Losses	Unrealized Appreciation	Total Distributable Earnings
$844,613	$-	$(779,414)	$11,847,754	$11,912,853

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Semi-Annual Report 2020 - CSCAX
Notes to Financial Statements - continued	Cove Street Capital Small Cap Value Fund
March 31, 2020 (UNAUDITED)

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended September 30, 2019, the Fund did not defer any qualified late year losses. As of September 30, 2019, the Fund had a short-term capital loss carryforward of $779,414, which will be permitted to be carried over for an unlimited period.

The tax character of distributions paid for the period ended March 31, 2020, were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$995,461	$ -	$995,461
Amount per Share	$0.25781	$ -	$0.25781

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

The tax character of distributions paid for the year ended September 30, 2019, were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$159,360	$3,813,644	$3,973,004
Amount per Share	$0.04073	$0.97476	$1.01549

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2020, Charles Schwab & Co., for the benefit of its customers, owned 33.62% of the outstanding shares of the Fund.

9. SUBSEQUENT EVENTS

The global outbreak of COVID-19 has disrupted economic markets and the full prolonged economic impact is uncertain. The operational and financial performance of issuers in securities for which the Fund invests depend on future developments of the pandemic, such as duration and spread of the virus. These developments may impact the value of the Fund’s investments.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

Management has performed an evaluation of subsequent events through the date this shareholder report was issued and has determined that no additional items require recognition or disclosure.

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Semi-Annual Report 2020 - CSCAX
Cove Street Capital Small Cap Value Fund	Additional Information
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2020, the Trust’s Board of Trustees (“Board”), each of whom were present in person, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Cove Street Capital, LLC (“Cove Street” or the “Adviser”) regarding the Cove Street Capital Small Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 7, 2020, the Trustees received and considered information from Cove Street and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Cove Street with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Cove Street; (3) the costs of the services provided by Cove Street and the profits realized by Cove Street from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Cove Street resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by a representative of Cove Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Cove Street set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Cove Street performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Cove Street provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Cove Street effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered the investment philosophy of the portfolio manager and his extensive

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Additional Information - continued	Cove Street Capital Small Cap Value Fund
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT   continued

investment analysis and management experience which spans nearly thirty years and is focused on investment strategies and techniques similar to those used to manage the Fund’s assets. The Trustees further considered that he has managed the Fund, including its predecessors, since inception in 1998.  The Trustees took into account Cove Street’s strong capitalization and its assets under management.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Cove Street provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Cove Street.  In assessing the quality of the portfolio management delivered by Cove Street, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate benchmark indices, the Fund’s peer group according to Morningstar classifications, and the composite of separate accounts that Cove Street manages utilizing a similar investment strategy as that of the Fund.  When reviewing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the Fund’s performance for the year-to-date, one-year, three-year, five-year, and ten-year periods ended October 31, 2019, trailed the peer group median and average. The Trustees also noted that the Fund had underperformed the benchmark Russell 2000 Index and the Russell 2000 Value Index over all reviewed periods ended October 31, 2019. The Trustees also considered the analysis provided by the Adviser regarding the Fund’s underperformance relative to the benchmark indexes.  The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Cove Street over relevant time periods, although there was some discrepancy attributable to Cove Street’s efforts to mitigate the tax impact on taxable accounts in the composite. In addition, the Trustees considered that the Fund had achieved positive total returns across all reviewed periods.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund pays to Cove Street under the Investment Advisory Agreement, as well as Cove Street’s profitability from services that Cove Street rendered to the Fund during the 12-month period ended September 30, 2019.  The Trustees also considered the effect of an expense limitation agreement on Cove Street’s compensation and that Cove Street has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees noted that, for the Fund’s fiscal year ended September 30, 2019, the Fund was operating below the expense cap. The Trustees further considered that the management fees that Cove Street charges to separately managed accounts with similar investment strategies to that of the Fund are higher than the advisory fee that the Fund pays to Cove Street.  The Trustees concluded that Cove Street’s service relationship with the Fund provides a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted the Fund’s management fee was above the median and average management fees reported for the peer group. The Trustees also noted that the Fund’s management fee was above the peer group average and equal to the median when compared to similarly-sized funds.  They also considered the total expenses of the Fund were higher than the average and median total expenses reported for the peer group, but that the average net assets of funds comprising the peer group were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Cove Street’s advisory fee continues to be reasonable.

Continued on the next page.

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Cove Street Capital Small Cap Value Fund	Additional Information - continued
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT   continued

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees took into account the fact that Cove Street expressed reservation about the implementation of breakpoints because of concerns about capacity constraints associated with the Fund’s strategy of investing in small cap stocks.  The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and Fund asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees considered that Cove Street does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that Cove Street may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Cove Street does not receive additional material benefits from its relationship with the Fund.

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Additional Information - continued	Cove Street Capital Small Cap Value Fund
(UNAUDITED)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

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Cove Street Capital Small Cap Value Fund	Additional Information - continued
(UNAUDITED)

PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

C S C A X

www.CoveStreetFunds.com
866-497-0097

C S C A X

Semi-Annual Report 2020

Cove Street Capital
Small Cap Value Fund

C S C A X

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

INVESTMENT ADVISER
Cove Street Capital, LLC
2101 East El Segundo Boulevard, Suite 302
El Segundo, CA  90245

DISTRIBUTOR
Quasar Distributors, LLC
111 E. Kilbourn Ave., Suite 1250
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212
ADMINISTRATOR, FUND ACCOUNTANT
 AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

www.CoveStreetFunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    June 8, 2020

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    June 8, 2020